Benefit Plans	12 Months Ended
Dec. 31, 2012
Benefit Plans

14. Benefit Plans

Pension and other postretirement plans

Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $3.6 million, $2.3 million and $3.3 million in 2012, 2011 and 2010, respectively.

The Corporation provides certain health care subsidies for eligible employees hired before January 1, 2003 when they retire and their eligible dependents and certain life insurance benefits for eligible employees hired before January 1, 2003 when they retire (“postretirement benefits”). The credit allocated to the Company for postretirement benefits other than pension plans was $14 thousand and $84 thousand in 2012 and 2011, respectively, and the cost allocated to the Company was $47 thousand in 2010.

The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

Allstate 401(k) Savings Plan

Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $717 thousand, $700 thousand and $492 thousand in 2012, 2011 and 2010, respectively.